UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2003

Plantronics, Inc. 401(k) Plan
(Exact name of Registrant as Specified in its Charter)

Delaware	1-12696	77-0207692
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

345 Encinal Street
Santa Cruz, California 95060
(Address of Principal Executive Offices including Zip Code)

(831) 426-5858
(Registrant's Telephone Number, Including Area Code)

Item 4. Change in Registrant's Certifying Accountant.

    Previous independent accountants
    On August 14, 2003, Plantronics, Inc. 401(k) Plan ("the Registrant") notified PricewaterhouseCoopers LLP ("PwC") that Plantronics, Inc. ("Plantronics") has dismissed PwC as the independent accountants for the Registrant, and has engaged the accounting firm of Mohler, Nixon and Williams ("Mohler") to audit the Registrant's financial statements for the fiscal year ended March 29, 2003. The decision to change auditor was made by the administrator of the Plan, following the decision by Plantronics to change its 401(k) service provider from Cigna to Mass Mutual. PwC continues to serve as principal auditor for Plantronics.
    The reports of PwC on the Registrant's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.
    In connection with its audits for the two most recent fiscal years and through July 30, 2003, there have been no disagreements (within the meaning of Instruction 4 of Item 304 of Regulation S-K promulgated by the Securities and Exchange Commission) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their report on the financial statements for such years.
    During the two most recent fiscal years and through July 30, 2003, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).
    The Registrant has requested that PwC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated August 25, 2003, is filed as Exhibit 16 to this Form 8-K.
    New Independent Accountants:
    On July 30, 2003, the Registrant engaged Mohler as its new independent accountants to audit the Registrant's financial statements for the year ended March 31, 2003.

(ii) The Registrant has not consulted with Mohler during the two most recent fiscal years, or during the interim period through July 30, 2003, on any matter which was the subject of any disagreement or any reportable event as defined in Regulation S-K Item 304(a)(1)(iv) and Regulations S-K Item 304 (a)(1)(v), respectively, or on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, relating to which either a written report was provided to the Registrant or oral advice was provided that Mohler concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing, or financial reporting issue.

SIGNATURES

The Plan. Pursuant to the requirements of the Securities and Exchange Act of 1934, the trustees (or other persons who administer the Plantronics, Inc. 401(k) Plan) have duly caused this annual report to be signed on its behalf by the undersigned hereunto duly authorized.

.

PLANTRONICS, INC. 401(k) PLAN (Registrant)

Dated: August 26, 2003

By:	/s/ Richard R. Pickard

Richard R. Pickard
Vice President, Legal and General Counsel PLANTRONICS, INC. on behalf of THE PLAN ADMINISTRATOR OF THE PLANTRONICS, INC. 401(k) PLAN

INDEX TO EXHIBITS
Exhibit
16.1     PricewaterhouseCoopers LLP letter to the SEC.